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PURVIS THEALL AND
ETHLYN CESSAC

TO                                                              COMMERCIAL LEASE

SEACOAST PRODUCTS, INC.

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         BEFORE ME, MARCUS A. BROUSSARD, JR., a Notary Public, in and for
Vermilion Parish, Louisiana, personally came and appeared:

                           PURVIS THEALL and ETHLYN CESSAC, husband and wife, both persons of full age and residents of Vermilion Parish, Louisiana, whose address is Route 3, Box 133A, Abbeville, Louisiana, hereinafter referred to as LESSORS,

                                                   AND

                           SEACOAST PRODUCTS, INC., a Delaware Corporation, whose address is Lewes, Delaware, hereinafter referred to as LESSEE, herein represented by its President, OTIS H. SMITH, as per resolution of the Board of Directors, a certified copy of which is attached, who declare that they do enter into the following lease:

                  1. LESSORS do hereby lease to LESSEE for a primary term of forty-five years, beginning January 1, 1971, and ending December 31, 2016, the following described property, to-wit:

                           6.83 acres situated in Section 86, Township 14 South, Range 3 East in the Seventh Ward of Vermilion Parish, Louisiana, and described as beginning at the Northeast Corner of the property purchased by LESSEE from Andre Cessac, by Deed recorded in Volume 550, at
                           Page 80, under Entry Number         , of the
                           Conveyance Records

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                           of Vermilion Parish, Louisiana, thence running North
                           13 degrees 59 minutes East along the West side of the Vermilion River a distance of 237.1 feet, thence running North 6 degrees 53 minutes West along the West side of the Vermilion River a distance of 145.7 feet, thence running North 70 degrees 06 minutes West a distance of 826.0 feet, thence running South 3 degrees 20 minutes West a distance of 369.7 feet to the North side of the property of LESSEE, thence running South 70 degrees 06 minutes East a distance of 488.9 feet along the North side of the property of LESSEE, thence running South 68 degrees 07 minutes East a distance of 322.3 feet along the North side of the Property of the LESSEE to the point of beginning; said property being shown on the Plat of Survey of Moy O. Lewis, Registered Surveyor, dated October 10, 1970, a copy of which is attached hereto and paraphed "no Varietur" for identification herewith.

                  2. This lease shall be for a monthly rental of $200.00 per month, payable monthly in advance on the first day of each month, beginning January 1, 1971, said payments to be made by check or money order payable to Ethlyn C. Theall and mailed to Lessors at Route 3, Box 133A, Abbeville, Louisiana, provided, however, that upon the death of the said Ethlyn C. Theall, LESSEE is given the right and option of making all payments after notification of said death by depositing the monthly payments to the account of LESSORS in the First National Bank of Abbeville, Louisiana.

                  3. Upon the death of the original LESSORS, the LESSEE is given the right and option of continuing to make the payments under this lease monthly by deposit in the Bank depository above set forth, or making said rental payments on an annual basis payable annually in advance by deposit in the Bank depository above set forth.

                  4. As an additional consideration herein, LESSEE is given the right and option to renew this lease for an additional term of forty-five years after the primary term hereof. It is agreed that the mere paying of the rent by LESSEE for the month beginning


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January 1, 2016, shall operate to exercise this option by LESSEE and no further notice shall be necessary.

                  5. This lease is granted to LESSEE to use the said property for any purpose which he may desire. Provided, however, that should LESSEE construct a boat slip on said property, said slip is to be constructed no nearer than 100 feet to the South side of the property herein leased.

                  6. LESSEE binds and obligates itself to bulkhead any slip which it may dig on the subject property should bulkheading become necessary. It is agreed that under the terms of this lease, bulkheading shall be necessary should the said slip wash out so as to encroach nearer than one hundred feet to the South line of said property and twenty-five feet to the North line of said property.

                  7. The parties hereto agree that should LESSEE fail to make any rental payment or payments as they come due, such failure shall not be grounds for cancellation of this lease until LESSORS shall first give LESSEE notice of its failure to pay the said rental payment or payments by Registered U.S. Mail addressed to LESSEE at Lewes, Delaware, after which notice LESSEE shall have thirty days within which to bring all rental payments up to date. Should LESSEE fail to pay the late rental payments within thirty days of said notice, then in that event this failure shall be grounds at LESSORS' option to cancel this lease.

                  8. It is agreed and understood that this lease does not grant to LESSEE the right to use the road belonging to LESSORS which connects this property with the public road on the West. Should LESSEE desire to use this road in the future, said use


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shall be subject to negotiation between the parties which use may or may not be granted as the LESSORS see fit.

                  THUS DONE AND SIGNED at Abbeville, Vermilion Parish, Louisiana, on this 10th day of November, 1970.

WITNESSES:

------------------------                       -----------------------------
Gladys R. Gaspard                              Purvis Theall

------------------------                       -----------------------------
Debra Pierce                                   Ethlyn Cessac

                                               SEACOAST PRODUCTS, INC.

                                               By: _________________________
                                                        Otis H. Smith

                           ----------------------------
                           Marcus A. Broussard, Jr.
                           Notary Public


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